Exhibit 99.1 NYSE: GBX 16th Annual TD Cowen Global Transportation Conference September 2023

Forward Looking Statements & Non-GAAP Financial Measures This presentation and the accompanying oral presentation contain forward-looking statements, including statements that are not purely statements of historical fact. The Greenbrier Companies, Inc. (the “Company,” “we,” “us” or “our”) uses words, and variations of words, such as “approach,” “believe,” “build,” “capacity”, “commitment,” “continue,” “demand,” “drive,” “evolve”, “expect,” “focus,” “foundation,” “goal,” “grow,” “help,” “identify,” “improve”, “invest,” “long-term,” “maintain,” “provide,” “position,” “reduce,” “requirement”, “strategic,” “superior,” “target,” “trend,” “will,” and similar expressions to identify forward-looking statements.These forward-looking statements include, without limitation, statements about backlog and other orders, production capacity, railcar deliveries, leasing operations and performance, expectations for operating segments, environmental, social and governance commitments, financing, future liquidity, revenue, cash flow, strategic initiatives, partnerships, tax treatment, and other information regarding future performance and strategies and appear throughout this presentation. These forward- looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Such risks, uncertainties and important factors that might cause such a difference include, but are not limited to, the following: an economic downturn and economic uncertainty; inflation (including rising energy prices, interest rates, wages and other escalators) and policy reactions thereto (including actions by central banks); disruptions in the supply of materials and components used in the production of our products; the war in Ukraine and related events, and the COVID-19 pandemic, variants thereof, governmental reaction thereto, and related economic disruptions (including, among other factors, operations and supply disruptions and labor shortages). Our backlog of railcar units and other orders not included in backlog are not necessarily indicative of future results of operations. Certain orders in backlog are subject to customary documentation which may not occur. There may be other factors that may cause our actual results to differ materially from the forward-looking statements, including the risks, uncertainties and factors described in more detail in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Except as otherwise required by law, the Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. This presentation includes certain financial measures that were not prepared in accordance with generally accepted accounting principles (GAAP) because we believe they help investors understand our performance. Adjusted EBITDA and Adjusted diluted earnings per share (EPS) are not financial measures under GAAP. These metrics are performance measurement tools used by rail supply companies and Greenbrier. You should not consider these metrics in isolation or as a substitute for other financial statement data determined in accordance with GAAP. In addition, because these metrics are not a measure of financial performance under GAAP and are susceptible to varying calculations, the measures presented may differ from and may not be comparable to similarly titled measures used by other companies. We define Adjusted EBITDA as Net earnings (loss) before Interest and foreign exchange, Income tax benefit (expense), Depreciation and amortization and the impact associated with items we do not believe are indicative of our core business or which affect comparability. We believe the presentation of Adjusted EBITDA provides useful information as it excludes the impact of financing, foreign exchange, income taxes and the accounting effects of capital spending and other items. These items may vary for different companies for reasons unrelated to the overall operating performance of a company’s core business. We believe this assists in comparing our performance across reporting periods. Reconciliations of GAAP financial measures to Non-GAAP financial measures are contained in this presentation and on our 2 website at gbrx.com under “Investors”.

An Established Industry Leader Proven history of delivering strong performance Strategically positioned for growth

The Greenbrier Companies is a leading railcar manufacturer and lessor LTM railcar Railcars in lease ~24,800 ~12,500 deliveries fleet (1) Revenue visibility Strong financially Recurring revenue available $2.9bn backlog ~$665mn 44% growth liquidity Note: Figures as of May 31, 2023 4 (1) Measured against $83 million of recurring revenue in fiscal 2019

Delivering value to our customers throughout railcar life cycle

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Produce virtually all types of railcars for the North American, European and Brazilian markets.

Greenbrier has a fleet of ~12,500 (1) railcars in North America, covering numerous car types which serve multiple market segments.


Railcar Manufacturing
Railcar Leasing
Railcar Management
Maintenance Services
THE GREENBRIER COMPANIES

Decades of delivering seamless services and solutions throughout the lifecycle of a railcar to allow owners and shippers to focus on core business activities.

One of North America's most comprehensive railcar management solutions provider. We manage ~421,000 (1)(2) railcars and customers include Class I railroads and leading shippers.

(1) As of May 31, 2023
(2) Owned and managed fleet

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An illustrative example of how we act as a complete solutions provider to our customers Wheels & Incremental Benefits Parts + Syndication of railcars to Maintenance Services customer + Management Services Purchase of secondary market + railcars from customer Manufacturing Adds revenue Large-scale railcar retrofit & Management of fleet helps drive business to repair shops recertification programs undertaking Revenue has grown 10x and is a consistent revenue stream across logistics, asset management, and car hire New railcar orders have grown across car types over the years, totaling 25,000 cars delivered Legacy 2016 to Present 2018 to Present 2021 to Present 6 Depth of customer relationship

Greenbrier has a leading position in each of its geographic end markets North American Backlog Share of Brazilian Production European Wagon Building Capacity 3% 8% 5% 12% 4% 22% 21% 5% 3% 4% 99% 93% 51% 33% 26% 7+ Small 54% 30% 78% 77% 76% builders, Top 5, excl. 30% GBX, 46% 50% 49% 45% 41% 34% Greenbrier, 24% 2019 2020 2021 2022 as of 6/30/23 2019 2020 2021 2022 2023 GBX TRN RAIL Other 7 Sources: ARCI, Public filings, ANTT, Internal estimates

Greenbrier has a leadership position across all major product types in North America Description GBX RAIL TRN NSC UTLX Auto Rack Boxcar Refrigerated Flatcar Covered Hopper Gondola Intermodal Open-Top Hopper Tank Car 8 Primary Position Secondary Position

Our Management Services business delivers comprehensive service to lessor customers (1) ~421,000 assets currently under management Customers include railroads, industrial shippers, investors, operating lessors Keep asset within repair & maintenance rules and fit for service Manages railcar Manages the per diem administration, rent paid and received for contracts, registration railcars and taxes Training and program design targeting full Moves railcars compliance with from point A to B tank car rules and regs 9 (1) Owned and managed fleet as of May 31, 2023

Maintenance services network provides strategic services to railcar owners 20 Production Facilities 491,000 maintenance hours annually 310,000 wheelsets and 90,000 axles annually 42,000 parts/units annually 10

Leasing is integral to the ongoing success of our business Maintain & Originate Manufacture Hold Syndicate Manage Strong origination Greenbrier Railcars reside on Railcars aggregated Long term capabilities and Manufacturing the balance sheet, and sold to 3rd management fees disciplined builds railcars for generating income party investors, are earned approach to leased fleet or for from leases, or are creating sales price through servicing underwriting syndication capitalized into premium due to fleet purchased leased fleet attached lease by investors 11

Our integrated business model leads to multiple client touchpoints & revenue opportunities RAILCAR DELIVERIES AFTERMARKET ORDERS REPAIRS & MAINTENANCE DIRECT DIRECT BUYERS BUYERS LONG TERM FLEET LONG TERM Long-lived asset creates cash flows while building equity FEES LESSEES GREENBRIER BALANCE Supports base load manufacturing SHEET capacity and SYNDICATIONS MANAGEMENT (owned by fills gaps in Individual leases are packaged together FEES Greenbrier) production and sold to one or more financial investors who want to earn a yield on their investment Additional railcars owned CAPITAL by third parties are MARKETS sourced and bundled 12 MANUFACTURING CAPACITY

Greenbrier’s superior lease origination capability is a key enabler to our business (1) Manufacturing Order Breakdown 20% 23% 37% 41% 42% 80% 77% 63% 59% 58% 2019 2020 2021 2022 YTD 2023 Direct Sales Leased Railcars 13 (1) Nine months through May 31, 2023

Strong foundation is in place for the continued (1) growth of Greenbrier’s lease fleet Lease Types 12,500 4.1 Yrs railcars avg. remaining term 1% 22% ~$1.0Bn 126 net book value # of customers 76% 7.9 Yrs 98.6% avg. railcar age fleet utilization Full service Net lease Offlease 14 (1) As of May 31, 2023

A high-quality portfolio of railcars with diversification across car types and commodities (1) (1) Lease Fleet Railcars by Age Lease Fleet Railcar Types 8.4k 39% 21% 28% 12% 1.2k 1.2k 0.7k 0.4k 0.2k 0.2k 0.1k 0-5 6-10 11-15 16-20 21-25 26-30 31-35 >35 Covered Hopper Box/Flat/Auto Tank OTH/Gondola Years (1) Lease Expirations by Fiscal Year Lease Fleet Utilization 99% 99% 98% 98% 98% 98% 97% 97% 97% 2,700 2,700 95% 95% 2,100 94% 94% 93% 93% 92% 1,400 1,200 90% 90% 800 800 89% 500 200 100 Leasing strategy launched 2023 2024 2025 2026 2027 2028 2029 2030+ MTM Off 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 Lease 15 (1) As of May 31, 2023

An Established Industry Leader Proven history of delivering strong performance Strategically positioned for growth

Proven history of growing EBITDA through cycles; current trough is 2.7x prior trough average Adjusted EBITDA ($ millions) 2.7x higher than $474 ’09 – ’10 trough $434 average EBITDA $332 $317 $318 $310 $291 $254 $231 $163 $161 $145 $129 $112 $113 $103 $90 $76 $64 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 LTM Average: $111 Average: $70 Average: $142 Average: $387 Average: $309 Average: $188 Peak Trough Transition (1) See Appendix for Reconciliation 17 Note: LTM data as of May 31, 2023

Railcar backlog has historically provided strong visibility into capacity requirements Greenbrier New Railcar Backlog $4.0 $160 $3.5 $160 $3.5 $3.0 $160 $3.3 $3.2 $2.9 $2.5 $159 $2.8 $2.8 $2.7 $2.4 $2.0 $159 $1.5 $159 $1.0 $159 $0.5 $159 $0.0 $158 2016 2017 2018 2019 2020 2021 2022 3Q23 Backlog Value ($ billions) Units in Backlog 27,500 28,600 27,400 30,300 24,600 26,600 29,500 23,400 Subsequent to the end of the quarter, received orders of 7,900 units valued at $975 million. 18

Demonstrated track record of generating significant margin dollars Consolidated Revenue ($ millions) Consolidated Margin ($ millions) $442 $3,877 $366 $353 $3,034 $2,978 $306 $2,792 $232 $1,748 2019 2020 2021 2022 LTM 2019 2020 2021 2022 LTM 5/31/23 5/31/2023 Consolidated Margin 10-year Average Consolidated Revenue 10-year Average 19

We are focused on growth in segments that drive aggregate gross margins Contribution of non-Manufacturing Activities to Consolidated Margin 6.3% 4.4% 4.2% 4.0% 3.9% 3.2% 2018 2019 2020 2021 2022 LTM 5/31/23 20

Leasing & Management Services achieving consistently improving financial performance Segment Margin Segment Margin % $128 70% 68% 66% $105 55% $92 $86 31% $49 2019 2020 2021 2022 LTM 5/31/23 2019 2020 2021 2022 LTM 5/31/23 21

Actions we have undertaken to improve performance of maintenance services ✓ Rationalizing network capacity to eliminate Maintenance Services Margin % underperformers ✓ Standardizing operating processes 9% ✓ Investing in training and workforce 7% development 7% 6% ✓ Investing in locations to minimize 5% downtime and maximize throughput / efficiency ✓ Centralizing functions / shared services to remove duplication of people & processes ✓ Changing and collaborating commercial approach to customers & suppliers 2019 2020 2021 2022 LTM 5/31/23 22

An Established Industry Leader Proven history of delivering strong performance Strategically positioned for growth

Strategic Initiatives 1 2 3 4 Capitalize on Continued Balanced Growth of healthy market manufacturing approach to recurring demand excellence capital allocation revenue 24

Railcar demand is expected to approximate replacement demand over the next several years North American Railcar Deliveries 47,940 40,735 38,925 38,350 36,225 33,850 33,417 29,280 2020 2021 2022 2023F 2024F 2025F 2026F 2027F Tanks Covered Hoppers Other 25 Source: FTR, RSI, August 2023

Our business strategy aligns well with the evolving nature of railcar ownership 25% 16% 47% 57% 19% 17% 9% 10% (2012) (2022) (2012) (2022) (2012) (2022) (2012) (2022) RAILROADS LESSORS SHIPPERS TTX POOL • Overall ownership continues • Shift from RR and shipper- • Shipper ownership share • Overall market share has to decline owned railcars to lessors has declined slightly remained steady • Virtually no tank car • Lessors dominate tank car • Railcar maintenance and • RR-owned pool focuses on ownership ownership due to complex management not a core box, flat, intermodal, and regulations competency gondola railcars • Focuses capital investment on infrastructure 26

Strong demand from Europe due to aging fleet and requirements to meet Green Deal targets European Fleet Age vs NA Estimated Annual Freight Wagon Demand (# of wagons) 1,600,000 678,000 22,000 Estimated 2023 deliveries > 30 years 22% 38% 10,000 20 - 30 years 21% 12,000 23% < 20 years 57% 39% NA Europe Replacement Growth Total Demand Demand 27 Source: NA – AAR; Europe - SCI

Capacity rationalization creates $15 - $20 million in annual savings on an ongoing basis We are taking steps to optimize our manufacturing footprint. Ongoing annual savings of $15 - • Production footprint and capacity optimization $20 million for more stable demand environment • Will evaluate additional activity as demand environment clarifies over the next few years Equates to ~50 – 70 bps • Established ability to manage capacity of margin improvement on efficiently through cycles a $3 billion revenue base 28

Cost optimization leverage the vertical integration gained through the ARI acquisition We are leveraging our vertical integration…. Optimizations create $50 - $55 • Making vs buying components will save million of annual costs and help us control our supply chains savings • Initially focused in Mexico • Progress will occur ratably beginning in FY23 and continue through FY24 with full Equates to ~170 - 180 bps run rate savings expected in FY25 of margin improvement on a $3 billion revenue base …to control our supply chain, reduce cost and differentiate ourselves 29 29

Disciplined approach to capital allocation • Preserve strong liquidity position Maintain Strong • Structure debt facilities to align with business 1 Balance Sheet • Reduce non-leasing debt • Investing in our long-term lease fleet to increase recurring Drive Through revenue and smooth cyclicality • Improve ROIC through better earnings & reducing footprint 2 Cycle Earnings of underperforming ops • Continued dividend growth over time Return Capital • Repurchase shares opportunistically 3 to Shareholders 30

Strong liquidity supported through syndications and leased railcar sales Total Liquidity Fleet Proceeds & Syndication Liquidity ($ millions) ($ millions) $920 $835 $816 $86 $703 $703 $666 $690 $188 $665 $641 $147 $436 $448 $477 $404 $344 $311 $834 $214 $208 $647 $543 $380 $330 $321 $263 2018 2019 2020 2021 2022 LTM 5/31/23 2019 2020 2021 2022 11/30/22 2/28/23 5/31/23 Cash Borrowing Availability Syndication Fleet Proceeds 31

No near-term debt maturities & ~94% of debt is fixed at an average rate of 3.7% $374 $284 $244 $219 $119 $48 2023 2024 2025 2026 2027 2028 2029 2024 Convert. Note Leasing Warehouse GBX Term Loan Leasing Term Loan 2028 Convert. Note ABS Notes 32

Corporate recourse debt will be materially reduced over the next several years (1) Recourse vs. Non-Recourse Debt Leasing Fleet Debt & Leverage 81% 900 ,000 85% $1,000 $976 $941 800 ,000 75% $854 700 ,000 65% $765 $671 600 ,000 55% $336 46% $587 $338 500 ,000 45% $307 $268 $197 $195 400 ,000 35% $198 $347 300 ,000 25% $310 $200 $217 $209 $313 200 ,000 15% $203 $323 $322 $319 $316 $293 100 ,000 5% $205 $147 $119 $97 $66 - -5% 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 2019 2020 2021 2022 5/31/2023 Non-recourse Warehouse Non-recourse ABS Notes Non-recourse Term Debt Fleet Leverage Leasing - Non-Recourse Corporate Recourse (1) Fleet assets are leveraged at Fair Market Value based on independent appraisals while they are shown at net book value on Greenbrier’s Consolidated Balance Sheet ($ in millions) 33

Recurring revenue has grown by ~44%, and we expect it to double in the next five years (1) Owned Fleet Managed Fleet Recurring Revenue ($Mn) ~ 421,000 12,500 390,000 $119 9,400 $83 2019 as of 5/31/23 2019 as of 5/31/23 2019 LTM 5/31/2023 (1) Includes owned and managed fleet 34

Long-term targets presented at Greenbrier’s inaugural April 2023 Investor Day 35

APPENDIX SLIDES

We are driven by our values and commitments we have made to our stakeholders 2022 ESG Report highlights: • Advances ESG strategy which is built on a five- pillar foundation based on 2021’s materiality assessment • Focuses on pillars of Safety & Quality, People, Environmental Sustainability, Governance & Ethics and Communities • Outlines new goals and targets and highlights key achievements, showcasing progress from the last fiscal year • Prepared in accordance with the Sustainability Accounting Standards Board (SASB) Industrial Machinery & Goods standard and in partial alignment with Task Force on Climate-Related Financial Disclosures (TCFD) Greenbrier is on track to achieve all established ESG goals, which can be found on page four of the 2022 ESG Report 37

We strive to be the standard setter in the freight transportation industry 38

Greenbrier’s Human Capital Management integrates with our broader objectives Safety Incident 1.09 Rate 100% DART Rate .95 Employee Resource Groups 72% 95% Participation Rate of DEI Training at U.S. Employee Engagement Production Sites Survey Completion Rate 7 39 * Source: Association of American Railroads * Source: Association of American Railroads

Policy advocacy to protect & promote model growth of freight rail

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Regulatory Agencies, Trade Associations & Coalitions

AAR	AAR Interchange Agreement are the "rules of the railroad." Both regulator and trade association. *25 AAR Committees on rail safety: wheels, braking systems equipment engineering. Greenbrier's nine subject matter experts on the committees is more than any other railcar builder.*
STB	Governs rail shipping rates, services, success as a freight mode
FRA	Enables the safe, reliable and efficient movement of people and goods
PHMSA	Protects people and the environment by advancing the safe transportation of energy and other hazardous materials that are essential to our daily lives
Industry Coalitions	Onboard railcar telematics (RailPulse) and response to China rail equipment SOEs (RSA)
Trade Associations	The largest and only trade association that represents the full supply chain for the railroad system

Congress & The Administration

- **Engage Congress on vital legislative and executive actions impacting rail:**
  - 2015 FAST Act (DOT-111 Tank Car Phaseout)
  - 2019 IIJA (infrastructure investments & China rail SOE protection)
  - 2023 Railway Safety Act (pending)
  - 2023 RAIL Act (pending)

- **Engage White House Cabinet level departments on key policies**
  - US Trade Representative—2017 USMCA & International Free Trade
  - USDOT—2023 Rulemaking on China rail SOE and supply chain protections

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Income Statement Highlights (1) (1) Revenue ($ millions) Adjusted EBITDA ($ millions) Adjusted Diluted EPS $1,122.0 $1,038.1 $1.02 $0.99 $97.9 $96.9 $950.7 $88.8 $793.5 $766.5 $0.60 $48.6 $48.7 $0.09 $0.05 3Q22 4Q22 1Q23 2Q23 3Q23 3Q22 4Q22 1Q23 2Q23 3Q23 3Q22 4Q22 1Q23 2Q23 3Q23 Second consecutive quarter with revenues of $1.0 billion or higher. Strong adjusted EBITDA and adjusted EPS reflect higher margins from improved operating efficiencies in Manufacturing and Maintenance Services. (1) See Reconciliation on slide 45 and 46 41

Key Operational Metrics (1) (1) Backlog Deliveries Syndicated Deliveries 2,200 7,600 30,900 29,500 28,300 6,600 25,900 5,800 23,400 5,200 4,800 1,300 800 800 300 3Q22 4Q22 1Q23 2Q23 3Q23 3Q22 4Q22 1Q23 2Q23 3Q23 3Q22 4Q22 1Q23 2Q23 3Q23 Backlog trend reflects non-linear order activity and production of railcars onto the balance sheet. Syndication deliveries reflect production schedule timing. (1) Results include syndicated deliveries and Greenbrier-Maxion, our Brazilian railcar manufacturer, which is accounted for under the equity method 42

Balance Sheet & Cash Flow Trends Net Capex & Invest. in (2) Operating Cash Flow Net Funded Debt (1) Unconsolidated Affiliates $178.0 $1,349.3 $127.9 $1,298.1 $159.1 $1,277.6 $1,077.3 $97.6 $1,043.8 $532.8 $69.6 $62.2 $43.7 $43.0 $765.3 ($108.1) 3Q22 4Q22 1Q23 2Q23 3Q23 ($255.5) Leasing Non-Recourse Greenbrier Recourse 3Q22 4Q22 1Q23 2Q23 3Q23 3Q22 4Q22 1Q23 2Q23 3Q23 Operating cash flow of nearly $98 million reflects improving operating performance and working capital efficiencies. Strong quarter end liquidity of $665 million, including $321 million in cash and $344 million of available borrowing capacity. (1) Investment in Unconsolidated Affiliates included to reflect investments in unconsolidated joint ventures (2) Excludes capitalized issuance costs 43 ($ in millions)

Annual Adjusted EBITDA Reconciliation

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Reconciliation of Net Earnings (loss) to Adjusted EBITDA

(In millions)

Year Ending August 31,

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	LTM 5/31/2023
Net earnings (loss)	$29.8	$39.0	$18.5	$14.2	($57.9)	$8.3	$8.4	$61.2	($5.4)	$149.8	$265.3	$284.8	$160.5	$172.1	$105.8	$87.6	$35.1	$53.8	75.6
Interest and foreign exchange	14.8	26.3	43.2	44.3	45.9	45.2	37.0	24.8	22.2	18.7	11.2	13.5	24.2	29.3	31.0	43.6	43.3	57.4	82.1
Income tax expense (benefit)	19.9	21.3	12.4	17.2	(16.9)	(0.9)	3.5	32.4	25.1	72.4	112.2	112.3	64.0	32.9	41.6	40.2	(40.2)	18.1	26.9
Depreciation and amortization	22.9	25.3	32.8	35.1	37.7	37.5	38.3	42.4	41.4	40.4	45.1	63.4	65.1	74.4	83.7	109.9	100.7	102.0	105.9
ARI acquisition and integration costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	18.8	7.8	-	-	-
Severance expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	21.2	-	-	-
Goodwill impairment[1]	-	-	-	-	-	-	-	-	76.9	-	-	-	3.5	9.5	10.0	-	-	-	-
Gain on contribution to GBW	-	-	-	-	-	-	-	-	-	(29.0)	-	-	-	-	-	-	-	-	-
Loss (gain) on debt extinguishment	2.9	-	-	-	-	(2.1)	15.7	-	-	-	-	-	-	-	-	-	6.3	-	-
Asset impairment, disposal and exit costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	41.8
Special items	-	-	21.9	2.3	55.7	(11.9)	-	-	2.7	1.5	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	**$90.3**	**$111.9**	**$128.8**	**$113.1**	**$64.5**	**$76.1**	**$102.9**	**$160.8**	**$162.9**	**$253.8**	**$433.8**	**$474.0**	**$317.3**	**$318.2**	**$290.9**	**$310.3**	**$145.2**	**$231.3**	**$332.3**

[1] 2013 and 2019 Goodwill impairment relates to our Wheels, Repair and Parts segment. 2017 and 2018 Goodwill impairment reflects our portion of a Goodwill impairment change recorded by GBW.

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Quarterly Adjusted EBITDA Reconciliation Supplemental Disclosure Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (In millions, unaudited) Quarter Ending May 31, Aug. 31, Nov. 30, Feb. 28, May. 31, 2022 2022 2022 2023 2023 Net earnings (loss) $7.6 $29.4 ($17.3) $36.8 $26.7 Interest and foreign exchange 14.9 18.1 19.6 21.6 22.8 Income tax expense (benefit) 1.1 15.2 (3.8) 11.9 3.6 Depreciation and amortization 25.0 26.1 26.0 26.9 26.9 Asset impairment, disposal and - - 24.2 0.7 16.9 exit costs Adjusted EBITDA $48.6 $88.8 $48.7 $97.9 $96.9 45

Quarterly Adjusted Diluted EPS Reconciliation Supplemental Disclosure Reconciliation of Net Earnings (Loss) Attributable to Greenbrier to Adjusted Net Earnings (In millions, except per share amounts, unaudited) Quarter Ending May 31, Aug. 31, Nov. 30, Feb. 28, May. 31, 2022 2022 2022 2023 2023 Net earnings (loss) attributable $3.1 $20.2 ($16.7) $33.1 $21.3 to Greenbrier Asset impairment, disposal and - - 18.3 0.7 12.7 exit costs $3.1 $20.2 $1.6 $33.8 $34.0 Adjusted net earnings Weighted average diluted shares 33.7 34.5 33.7 34.4 33.6 outstanding Adjusted diluted EPS $0.09 $0.60 $0.05 $0.99 $1.02 46

NYSE: GBX 16th Annual TD Cowen Global Transportation Conference September 2023